Exhibit 10.7.2

                          MAINE YANKEE ATOMIC POWER COMPANY
                                       Form of
                                   Amendment No. 2
                                         to
                                    Power Contract


       AMENDMENT, dated as of this 1st day of January , 1984, between MAINE YANKEE ATOMIC POWER COMPANY ("Maine Yankee"), a Maine corporation,
and                                          , a
corporation (the "Purchaser"), to the Power Contract dated as of May 20, 1968, between Maine Yankee and the Purchaser (the "Power Contract").

                           W I T N E S S E T H

       WHEREAS, pursuant to the Power Contract, Maine Yankee supplies to the Purchaser and, pursuant to separate Power Contracts, to the other Sponsors of Maine Yankee, each of whom is contemporaneously entering into Amendments which are identical to the Amendment except for the necessary changes in the names of the parties, all of the capacity and the electric energy available from the nuclear generating unit owned by Maine Yankee at a site on the tidewater in the Town of Wiscasset, Maine (such unit being herein together with the site and all related facilities owned by Maine Yankee, referred to as the "Unit").

       WHEREAS, Maine Yankee, the Purchaser and the other Sponsors of Maine Yankee believe that the monthly payments provided in the Power Contracts are no longer sufficient to permit Maine Yankee to finance potential modifications to the Unit and to purchase replacement nuclear fuel on an optimum basis and that the implicit return on the equity component of Maine Yankee's capitalization resulting from the payments provided in the Power Contracts may not be sufficient to provide a return on the equity investment in the Unit which is equal to the return achieved on investments of comparable risk.

       WHEREAS, in order to facilitate Maine Yankee's future financing and to assure the maintenance of an appropriate level of return on common equity, Maine Yankee and the Purchaser have agreed to enter into this Amendment in order to provide for an appropriate supplemental payment for power delivered from the Unit and to provide for a late payment charge to better ensure prompt payment for power delivered from the Unit.

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree that the Power Contract is hereby amended as follows:

              1. Terms used herein and not defined shall have the meanings set forth in the Power Contract.

              2. The third paragraph of Section 7 of the Power Contract is amended to read as follows:

              "Composite percentage" shall be computed as of the plant completion date and as of the last day of each month thereafter (the "computation date") and for any month the composite percentage shall be that computed as of the last day of the previous month. "Composite percentage" as of a computation date shall be the sum of (i) nine and eight-tenths percent (9.8%) or such higher percentage as the Federal Energy Regulatory Commission (the "Commission") from time to time may allow but not more than twenty percent (20%), multiplied by the percentage which equity investment with respect to the Unit (other than equity investment for the financing of fuel inventory, including nuclear materials and the cost of fabrication thereof, for the Unit) as of such date is of the total capital as of such date; plus
              (ii) the "effective interest rate" per annum of each principal amount of indebtedness outstanding on such date for money borrowed with respect to the Unit (other than for money borrowed for the financing of fuel inventory, including nuclear materials and the cost of fabrication thereof, for the Unit), multiplied by the percentage which such principal amount is of total capital as of such date. The "effective interest rate" of each principal amount of indebtedness referred to in clause (ii) of the next preceding sentence will reflect the annual interest requirements and to the extent applicable, amortization of issue expenses, discounts and premiums, sinking fund call premiums, expenses and discounts, refunding and retirement expenses, discounts and premiums, and all other expenses applicable to the issue.

              3. The seventh paragraph of Section 7 of the Power Contract is amended to read as follows:

              Maine Yankee's "fuel costs" for any month shall include
              (i) amounts chargeable in accordance with the Uniform System in such month as amortization of costs of fuel assemblies and components and burnup of nuclear materials for the Unit; plus (ii) all other amounts properly chargeable in accordance with the Uniform System to fuel costs for the Unit less any applicable credits thereto; plus (iii) one-twelfth of nine and eight-tenths percent (9.8%) or such higher percentage as the Commission from time to time may allow, but not more than twenty percent (20%), multiplied by the equity investment for the financing of fuel inventory, including nuclear materials and the cost of fabrication thereof, for the Unit; plus (iv) to the extent not provided for in any of the foregoing, all payments (or accruals therefor or amortization thereof) with respect to obligations incurred in connection with the financing or leasing of fuel inventory, including nuclear materials and the cost of fabrication thereof, for the Unit.

              4. The last paragraph of Section 7 of the Power Contract is amended to read as follows:

                     Maine Yankee will bill the Purchaser, as soon as
              practicable after the end of each month, for all amounts payable by the Purchaser with respect to the particular month. Such bills will be rendered in such detail as the Purchaser may reasonably request and may be rendered on an estimated basis subject to corrective adjustments in subsequent billing periods. All bills shall be due and payable when rendered.

                     When all or any part of any bill shall remain unpaid
              for more than thirty (30) days after the rendering thereof, simple interest at an annual rate which is 2% in excess of the current prime rate then in effect at The First National Bank of Boston shall accrue to Maine Yankee from and after the due date to the date payment is received and shall be payable to Maine Yankee on either (i) such unpaid amount, or
              (ii) in the event the amount of the bill is disputed, the amount finally determined to be due and payable.

       This Agreement shall become effective on January 1, 1984, or upon such later date as it shall be permitted to become effective by the Federal
Energy Regulatory Commission or other governmental regulatory authority having jurisdiction.

       This Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all of the counterparts had signed the same instrument. Any signature page of this Agreement may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this contract identical in form hereto but having attached it to one or more signature pages.

       IN WITNESS WHEREOF, the parties have executed this Agreement by their respective officers hereto duly authorized, as of the date first above written.

                                          MAINE YANKEE ATOMIC POWER COMPANY



                                          By

                                          Its __________________________
                                                        Title

                                          Address:      Edison Drive
                                                        Augusta, Maine 04336



                                          ___________________________________
                                                        (PURCHASER)



                                        By     ______________________________

                                        Its __________________________
                                                        Title

                                          Address:  _________________________